Exhibit 10.29

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (the "Agreement") is made and entered into as of the 7th day of May, 1997, by SOUTHHAMPTON ENTERPRISES CORP., a British Columbia (Canada) corporation (hereinafter called "Debtor"), whose chief executive office is located at 9211 Diplomacy Row, Dallas, Texas 75247, in favor of IMPERIAL BANK, a California banking corporation, and its successors and assigns (hereinafter called "Secured Party"), whose address is 9920 South La Cienega Boulevard, Lending Services, Inglewood, California 90301.

1.       SECURITY INTEREST

         Debtor hereby grants to Secured Party a security interest (hereinafter called the "Security Interest") in all of Debtor's right, title and interest in and to the property (the "Collateral") described on Schedule 1 attached hereto and by this reference incorporated herein.

2.       OBLIGATION SECURED

         The Security Interest shall secure, in such order of priority as Secured Party may elect:

                  (a) Payment of the sum of $2,500,000.00 with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms of that Promissory Note dated of even date herewith, made by The Antigua Group, Inc., a Nevada corporation ("Borrower"), payable to the order of Secured Party, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Note");

                  (b) Payment, performance and observance by Debtor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Secured Party pursuant to the terms hereof, or to preserve any right of Secured Party hereunder, or to protect or preserve the Collateral or any part thereof;

                  (c)   Payment,   performance   and   observance   by   Debtor,
         Southhampton Enterprises, Inc., a Texas corporation ("SEI") and Borrower of each covenant, condition, provision and agreement contained in that Credit Agreement dated of even date herewith, by and between Debtor, SEI, Borrower and Secured Party (hereinafter called the "Credit Agreement") and in any other document or instrument related to the indebtedness described in subparagraph (a) above and of all monies expended or advanced by Secured Party pursuant to the terms thereof or to preserve any right of Secured Party
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         thereunder; and

                  (d) Payment and performance of any and all other indebtedness, obligations and liabilities of Debtor, SEI and/or Borrower to Secured Party of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred.

         All of the indebtedness and obligations secured by this Agreement are hereinafter collectively called the "Obligation."

3.       USE; LOCATION; CONSTRUCTION

         3.1 The Collateral is or will be used or produced primarily for business purposes.

         3.2 Except for certain  inventory located at the addresses set forth in
Schedule 3.1, the Collateral will be kept at Debtor's address set forth at the beginning of this Agreement.

         3.3 Debtor's records concerning the Collateral will be kept at Debtor's address set forth at the beginning of this Agreement.

4.       REPRESENTATIONS AND WARRANTIES OF DEBTOR

         Debtor hereby represents and warrants that:

         4.1 Except for the security interests described in Schedule 4.1 attached hereto and Permitted Liens (as defined in the Credit Agreement) and financing statements described in Schedule 4.1 attached hereto and by this reference incorporated herein, Debtor is the owner of the Collateral free of all security interests or other encumbrances except the Security Interest and no financing statement covering the Collateral is filed or recorded in any public office.

         4.2 The Collateral is, and is intended to be, used, produced or acquired by Debtor for use primarily for business purposes. The address of Debtor set forth at the beginning of this Agreement is the chief executive office of Debtor.

         4.3 Each lease, chattel paper or general intangible included in the Collateral is genuine and enforceable in accordance with its terms against the party named therein who is obligated to pay the same (hereinafter called "Obligor"), and the security interests that are part of each item of chattel paper included in the Collateral are valid, first and prior perfected security
interests.  Each  document,   instrument  and  chattel  paper  included  in  the
Collateral is complete and regular on its face and free from evidence of forgery or alteration.
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         4.4 Debtor is fully  authorized  and  permitted  to execute and deliver this Agreement and to enter into any transactions evidenced by any portion of the Collateral. The execution, delivery and performance by Debtor of this Agreement and all other documents and instruments relating to the Obligation will not result in any breach of the terms and conditions or constitute a default under any agreement or instrument under which Debtor is a party or is obligated. Debtor is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

5.       COVENANTS OF DEBTOR

         5.1 Debtor shall not sell, transfer, assign or otherwise dispose of any Collateral or any interest therein (except as permitted herein) without obtaining the prior written consent of Secured Party and shall keep the Collateral free of all security interests or other encumbrances except the Security Interest, the security interests described in Schedule 4.1 and the Permitted Liens. Although proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Secured Party consents to any sale of the Collateral.

         5.2 Debtor shall keep and maintain the Collateral in good condition and repair and shall not use the Collateral in violation of any provision of this Agreement or any applicable statute, ordinance or regulation or any policy of insurance insuring the Collateral.

         5.3 Debtor shall provide and maintain insurance insuring the Collateral against risks, with coverage and in form and amount satisfactory to Secured Party. At Secured Party's request, Debtor shall deliver to Secured Party the original policies of insurance containing endorsements naming Secured Party as a loss payee.

         5.4 Debtor shall pay when due all taxes, assessments and other charges which may be levied or assessed against the Collateral.

         5.5 Debtor shall prevent any portion of the Collateral from being or becoming an accession to other goods that are not part of the Collateral.

         5.6 Debtor shall keep all titled vehicles properly registered and licensed, shall provide Secured Party with the license numbers of all titled vehicles, shall cause the Security Interest to be shown as a valid lien on the Certificate of Title for all titled vehicles subject only to the LaSalle Lien (as defined in Schedule 4.1) and shall deliver lien filing receipts to Secured Party as evidence thereof.

         5.7 Debtor, upon demand, shall promptly deliver to Secured Party all instruments, documents and chattel paper included in the Collateral and all invoices, shipping or delivery records, purchase
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orders, contracts or other items related to the Collateral.  Debtor shall notify
Secured Party immediately of any default by any Obligor in the payment or performance of its obligations with respect to any Collateral. Debtor, without Secured Party's prior written consent, shall not make or agree to make any alteration, modification or cancellation of, or substitution for, or credit, adjustment or allowance on, any Collateral.

         5.8 Debtor shall give Secured Party immediate written notice of any change in the location of: (i) Debtor's chief executive office; (ii) the Collateral or any part thereof; or (iii) Debtor's records concerning the Collateral.

         5.9 Secured Party or its agents may inspect the Collateral at reasonable times and may enter into any premises where the Collateral is or may be located. Debtor shall keep records concerning the Collateral in accordance with generally accepted accounting principles and, unless waived in writing by Secured Party, shall mark its records and the Collateral to indicate the Security Interest. Secured Party shall have free and complete access to Debtor's records and shall have the right to make extracts therefrom or copies thereof. Upon request of Secured Party from time to time, Debtor shall submit up-to-date schedules of the items comprising the Collateral in such detail as Secured Party may require and shall deliver to Secured Party confirming specific assignments of all accounts, instruments, documents and chattel paper included in the Collateral.

         5.10 Debtor, at its cost and expense, shall protect and defend this Agreement, all of the rights of Secured Party hereunder, and the Collateral against all claims and demands of other parties, including without limitation defenses, setoffs, claims and counterclaims asserted by any Obligor against Debtor and/or Secured Party. Debtor shall pay all claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest. Debtor shall promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Agreement.

         5.11 The Security Interest, at all times, shall be perfected and shall be prior to any other interests in the Collateral except for the LaSalle Lien. Debtor shall act and perform as necessary and shall execute and file all security agreements, financing statements, continuation statements and other documents requested by Secured Party to establish, maintain and continue the perfected Security Interest. Debtor, on demand, shall promptly pay all costs and expenses of filing and recording, including the costs of any searches, deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest.

         5.12 If Debtor shall fail to pay any taxes, assessments,
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expenses  or charges,  to keep all of the  Collateral  free from other  security interests,  encumbrances or claims excepting the security interests described in
Schedule 4.1, to keep the Collateral in good condition and repair, to procure and maintain insurance thereon, or to perform otherwise as required herein, Secured Party may advance the monies necessary to pay the same, to accomplish such repairs, to procure and maintain such insurance or to so perform; Secured Party is hereby authorized to enter upon any property in the possession or control of Debtor for such purposes.

         5.13 All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if under the terms hereof, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Secured Party under the terms hereof and all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured by the Security Interest, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Debtor to Secured Party immediately without demand.

6. NOTIFICATION AND PAYMENTS; COLLECTION OF COLLATERAL; USE OF COLLATERAL BY DEBTOR

         6.1 Secured Party, before or after the occurrence of any Event of Default, defined below, and without notice to Debtor, may notify any or all Obligors of the existence of the Security Interest and may direct the Obligors to make all payments on the Collateral to Secured Party. Until Secured Party has notified the Obligors to remit payments directly to it, Debtor, at Debtor's own cost and expense, shall collect or cause to be collected the accounts and monies due under the accounts, documents, instruments and general intangibles or pursuant to the terms of the chattel paper. Secured Party shall not be liable or responsible for any embezzlement, conversion, negligence or default by Debtor or Debtor's agents with respect to such collections; all agents used in such collections shall be agents of Debtor and not agents of Secured Party. Unless Secured Party notifies Debtor in writing that it waives one or more of the requirements set forth in this sentence, any payments or other proceeds of Collateral received by Debtor, before or after notification to Obligors, shall be held by Debtor in trust for Secured Party in the same form in which received, shall not be commingled with any assets of Debtor and shall be turned over to Secured Party not later than the next business day following the day of receipt. All payments and other proceeds of Collateral received by Secured Party directly or from Debtor may be applied to the Obligation in such order and manner and at such time as Secured Party, in its sole discretion, shall determine. In addition, Debtor shall promptly notify Secured Party of the return to or possession by Debtor of goods underlying any Collateral; Debtor shall hold the same in trust for Secured Party and shall dispose of the same as Secured Party directs.

         6.2 Before or after the occurrence of an Event of Default and without notice to Debtor, Secured Party may, either in Debtor's name or in Secured Party's name, endorse Debtor's name on any instruments, documents, or chattel paper included in or pertaining to the Collateral. When an Event of Default exists and without notice to Debtor, Secured Party may, either in Debtor's name or in Secured Party's name, demand and sue on the Collateral and enforce, compromise, settle or discharge the Collateral. Any Receiver (as that term is defined in the Credit Agreement) shall also have following an Event of Default the powers given to Secured Party in this Section 6.2. Debtor hereby irrevocably appoints Secured Party and/or any Receiver its attorney in fact, with full power of substitution, for all such purposes.

         6.3 Until the occurrence of an Event of Default, Debtor may: (i) use, consume and sell any inventory included in the Collateral in any lawful manner in the ordinary course of Debtor's business provided that all sales shall be at commercially reasonable prices; and (ii) subject to Paragraphs 6.1 and 6.2 above, retain possession of any other Collateral and use it in any lawful manner consistent with this Agreement.

7.       COLLATERAL IN THE POSSESSION OF SECURED PARTY

         7.1 Secured Party shall use such reasonable care in handling, preserving and protecting the Collateral in its possession as it uses in handling similar property for its own account. Secured Party, however, shall have no liability for the loss, destruction or disappearance of any Collateral unless there is affirmative proof of a lack of due care; and lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance.

         7.2 Debtor shall be solely responsible for taking any and all actions to preserve rights against all Obligors; Secured Party shall not be obligated to take any such actions whether or not the Collateral is in Secured Party's possession. Debtor waives presentment and protest with respect to any instrument included in the Collateral on which Debtor is in any way liable and waives notice of any action taken by Secured Party with respect to any instrument, document or chattel paper included in any Collateral that is in the possession of Secured Party.

8.       EVENTS OF DEFAULT; REMEDIES

         8.1 As used herein the term "Event of Default" shall have the meaning given to it in the Credit Agreement.

         8.2 Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Secured Party shall
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have the following rights and remedies and may do one or more of the following:

                  (a)  Declare  all  or  any  part  of  the   Obligation  to  be
         immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.

                  (b) Without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, enter upon any property occupied by or in the control of Debtor. Debtor, upon demand by Secured Party, shall assemble the Collateral and deliver it to Secured Party or to a place designated by Secured Party that is reasonably convenient to both parties.

                  (c) Operate the business of Debtor as a going concern, including, without limitation, extend sales or services to new customers and advance funds for such operation. Secured Party shall not be liable for any depreciation, loss, damage or injury to the Collateral or other property of Debtor as a result of such action. Debtor hereby waives any claim of trespass or replevin arising as a result of such action.

                  (d) Exercise any or all of its rights, powers and privileges hereunder.

                  (e) Pursue any legal or equitable remedy available to collect the Obligation, to enforce its title in and right to possession of the Collateral and to enforce any and all other rights or remedies available to it.

                  (f) Upon obtaining possession of the Collateral or any part thereof, after notice to Debtor as provided in Paragraph 8.4 herein, sell such Collateral at public or private sale either with or without having such Collateral at the place of sale. The proceeds of such sale, after deducting therefrom all expenses of Secured Party in taking, storing, repairing and selling the Collateral (including reasonable attorneys' fees) shall be applied to the payment of the Obligation, and any surplus thereafter remaining shall be paid to Debtor or any other person that may be legally entitled thereto. In the event of a deficiency between such net proceeds from the sale of the Collateral and the total amount of the Obligation, Debtor, upon demand, shall promptly pay the amount of such deficiency to Secured Party.

         8.3 Secured Party, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Secured Party's rights and remedies hereunder.

         8.4 Any demand or notice of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall be deemed to be commercially reasonable and effective if such demand or notice is given to Debtor at least five (5) days prior to such sale, disposition or other intended action, in the manner provided herein for the giving of notices.

         8.5 Debtor shall pay all costs and expenses, including without limitation costs of Uniform Commercial Code searches, court costs and reasonable attorneys' fees, incurred by Secured Party in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Secured Party hereunder. All such costs and expenses shall be secured by this Agreement and by all deeds of trust and other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Party.

         8.6 In addition to any remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

9.       MISCELLANEOUS PROVISIONS

         9.1 The acceptance of this Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of or in any way to affect or impair the Security Interest; Secured Party may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

         9.2 Without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the Security Interest or the priority thereof, Secured Party, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or (iv) release any part of the Collateral from the Security Interest.

         9.3 Debtor waives and agrees not to assert: (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any legal or equitable doctrine or principle of marshalling;
(iii) the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

         9.4 The terms herein shall have the meanings in and be construed under the Uniform Commercial Code. This Agreement shall be governed by and construed according to the laws of the State of California, except to the extent Secured Party has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of California law shall not be deemed to deprive Lender of any such rights and remedies as may be available under Federal law. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid provision had not been contained herein.

         9.5 No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed by Debtor and a duly authorized officer of Secured Party.

         9.6 This is a continuing agreement which shall remain in full force and effect until actual receipt by Secured Party of written notice of its revocation as to future transactions and shall remain in full force and effect thereafter until all of the Obligation incurred before the receipt of such notice, and all of the Obligation incurred thereafter under commitments extended by Secured Party before the receipt of such notice, shall have been paid and performed in full.

         9.7 No setoff or claim that Debtor now has or may in the future have against Secured Party shall relieve Debtor from paying or performing the Obligation.

         9.8 Time is of the essence hereof. If more than one Debtor is named herein, the word "Debtor" shall mean all and any one or more of them, severally and collectively. All liability hereunder shall be joint and several. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Secured Party" shall include not only the original Secured Party hereunder but also any future owner and holder, including pledgees, of note or notes evidencing the Obligation. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

         9.9 Except for telephonic notices (if any) permitted herein, any notices or other communications required or permitted to be given by this Agreement to Debtor or Secured Party must be (i) given in writing and personally delivered or mailed by prepaid certified or registered mail, or (ii) made by telefacsimile delivered or transmitted (but confirmed on the date the telefacsimile is transmitted by one of the other methods of giving of notice provided in this Section), to the person to whom such notice or communication is directed, to the address of such person as follows:

         Debtor:         Southhampton Enterprises Corp.
                         9211 Diplomacy Row
                         Dallas, Texas  75247
                         Attn: L. Steven Haynes
                         Telecopier: (214) 631-7297

         Secured Party:  Imperial Bank
                         9920 South La Cienega Boulevard
                         Suite 636
                         Inglewood, California 90301
                         Attention: General Counsel
                         Telecopier: (310) 417-5695

         With a copy (which shall not constitute notice) to:

                         Imperial Bank
                         One Arizona Center
                         Suite 900
                         Phoenix, Arizona  85004
                         Attention: Edmund Ozorio
                         Telecopier:  (602) 952-8643

Any notice to be personally delivered may be delivered to the principal offices (determined as of the date of such delivery) of the person to whom such notice is directed. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid; or, if mailed, on the third day after it is mailed as aforesaid; or, if transmitted by telefacsimile, on the day that such notice is transmitted and confirmed as aforesaid; provided that notice to Secured Party shall be deemed given only if given to Secured Party at both notice addresses. Debtor or Secured Party may change its address for purposes of this Credit Agreement by giving notice of such change to the other parties pursuant to this Section.

         9.10 A carbon, photographic or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

10.      NON-DEBTOR BORROWER PROVISIONS

         10.1 All advances of principal under the Note shall be made to Borrower subject to and in accordance with the terms thereof. It is not necessary for Secured Party to inquire into the powers of Borrower or SE Corp or the officers, directors, partners or agents acting or purporting to act on its behalf. Debtor is and shall continue to be fully informed as to all aspects of the business affairs of Borrower that it deems relevant to the risks it is assuming and hereby waives and fully discharges Secured Party from any and all obligations to communicate to Debtor any facts of any nature whatsoever regarding Borrower, SE Corp and the business affairs of Borrower and SE Corp.

         10.2 Debtor authorizes Secured Party, without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for payment or performance of the Obligation and without affecting the lien or the priority of the lien created hereby, from time to time, at the request of any person primarily obligated therefor, to renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of, all or any part of the Obligation, including increase or decrease any rate of interest thereon. Debtor waives and agrees not to assert: (i) any right to require Debtor to proceed against Borrower or SE Corp; (ii) the benefits of any statutory provision limiting the liability of a surety; and (iii) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower or SE Corp. Debtor shall have no right of subrogation and hereby waives any right to enforce any remedy which Secured Party now has, or may hereafter have, against Borrower and/or SE Corp.

         10.3 Nothing contained herein shall affect or limit the right of Secured Party to proceed against any person or entity, including Debtor or any partner in Debtor, with respect to the enforcement of any guarantee or other similar rights.

         10.4 Debtor waives all right and defenses that Debtor may have because a principal's liability for the Obligation may be secured by real property. This means, among other things: (1) Secured

Party may pursue its remedies against Debtor without first foreclosing on any real or personal property collateral pledged by Borrower; and (2) if Secured Party forecloses on any real property collateral pledged by Borrower: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Secured Party may pursue its remedies against Debtor even if Secured Party, by foreclosing on the real property collateral, has destroyed any right Debtor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Debtor may have because a principal's liability for the Obligation is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure. Furthermore, Debtor waives all rights and defenses arising out of an election of remedies by Secured Party, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a secured obligation, has destroyed Debtor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                           SOUTHHAMPTON ENTERPRISES CORP., a
                                           British Columbia (Canada) corporation

Witness (Other Than Notary):

/s/ Louis B. Lloyd                         By:  /s/ L. Steven Haynes
Type/Print Name:Louis B. Lloyd             Type/Print Name: L. Steven Haynes
                                           Title: President


         DEBTOR



STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this 7th day of May, 1997, by L. Steven Haynes, the President of SOUTHHAMPTON ENTERPRISES CORP., a British Columbia (Canada) corporation, on behalf of that corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                            /s/ Melissa M. Derkaz
                                            Notary Public
My commission expires:
My Commission Expires July 31, 1997

                                   SCHEDULE 1

                                   COLLATERAL


All  of  Debtor's  right,  title  or  interest,   whether  present,  future,  or
contingent, in and to property of any kind, whether now or hereafter existing and wherever located (the "Collateral"), including, without limitation:

                  (a)  All  bank  accounts,   certificates  of  deposit,
         accounts, general intangibles, instruments, documents and chattel paper (including all accounts receivable, notes, drafts, franchise fees, royalties receivable, lease agreements and security agreements), patents, patent applications, trademarks, service members, trademark and service mark applications, tradenames, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer books, tax refund claims, claims against third parties, and increase to and profits from all such property;

                  (b) All inventory, including all goods held for sale or lease in Debtor's business, as now or hereafter conducted, and all materials, work in process and finished goods used or to be consumed in Debtor's business (whether or not the inventory is represented by warehouse receipts or bills of lading or has been or may be placed in transit or delivered to a public warehouse);

                  (c) All fixtures, equipment and other goods which are not inventory, including all furniture, fixtures, furnishings, vehicles (whether titled or non-titled), machinery, materials and supplies, wherever located, including but not limited to such items described on the collateral schedule (if any) attached hereto and by this reference made a part hereof, together with all parts, accessories, attachments, additions thereto or replacements therefor;

                  (d) All investment property not referred to above, including, without limitation, all issued and outstanding stock in The Antigua Group, Inc., a Nevada corporation ("Antigua"), now owned or hereafter acquired by Debtor, including, without limitation 2,074,600 shares of common stock evidenced by Certificate No. _________, together with all earnings thereon, all additions thereto, all proceeds thereof from sale or otherwise, all substitutions therefor, and all securities issued with respect thereto as a result of any stock dividend, stock split, warrants or other rights, reclassification, readjustment or other change in the capital structure of Antigua, and the securities of any corporation or other properties received upon the conversion or exchange thereof pursuant to any merger, consolidation, reorganization, sale of assets or other agreement or received upon any liquidation of Antigua or such other corporation.

together with (i) all policies or certificates of insurance covering any of the foregoing property, and all awards, loss payments, proceeds and premium refunds that may become payable with respect to such policies; (ii) all property of Debtor that is now or may hereafter be in the possession or control of Secured Party in any capacity, including without limitation all monies owed or that become owed by Secured Party to Debtor; and (iii) all proceeds of any of the foregoing property, whether due or to become due from any sale, exchange or other disposition thereof, whether cash or non-cash in nature, and whether represented by checks, drafts, notes or other instruments for the payment of money, including, without limitation, all property, whether cash or non-cash in nature, derived from tort, contractual or other claims arising in connection with any of the foregoing property.

                                  SCHEDULE 3.1

                           OTHER COLLATERAL LOCATIONS


         1.       2105 Midland Avenue, Scarborough, Ontario.

                                  SCHEDULE 4.1

              PERMITTED SECURITY INTERESTS AND FINANCIAL STATEMENTS


A.      SECURITY INTERESTS

         1. A senior security interest ("LaSalle Lien") in favor of LaSalle Business Credit, Inc., and securing: (a) repayment of (i) revolving line of credit to Borrower in the maximum principal amount of $12,000,000, (ii) a term loan to Borrower in the principal amount of $775,000, and (iii) a term loan to Borrower in the principal amount of $3,500,000; and (b) payment and performance of obligations incidental to such loans.

         2. A junior security interest in favor of the Cruttenden Roth Bridge Fund, LLC, and securing (a) repayment of a note made by Borrower in the principal amount of $1,020,000 and (b) payment and performance of obligations incidental to the indebtedness evidenced by such note.

         3. A junior security interest in favor of Thomas E. Dooley, as agent for the entities described in Schedule 4.1A, and securing (a) repayment of indebtedness owed by Debtor in the aggregate principal amount of approximately $6,378,000 and (b) payment and performance of obligations incidental to such indebtedness.

         4. A security interest granted in connection with a refinancing of the indebtedness described in items A.1-A.3 above, but only if such Security Interest is a Permitted Lien (as defined in the Credit Agreement).

B.      FINANCING STATEMENTS

         1. Financing statements filed to perfect the security interests described in items A.1- A.3 above.

         2. A financing statement filed in favor of St. Claire Group covering inventory and pertaining to indebtedness in the approximate amount of $189,000 CDN.

         3. A financing statement in favor of Guiness Import Company (Canada) Limited covering certain Collateral and filed only as a protective filing with respect to inventory of such entity held by Debtor.

                                  SCHEDULE 4.1A


         Thomas E. Dooley, Jr. and Gail E. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88.

         Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Kim L. Dooley.

         Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Shawn T. Dooley.

         E. Louis Werner, Jr., Trustee, E. Louis Werner, Jr., Revocable Intervivos Trust dated December 31, 1982.

         Peter J. Dooley, Trustee under the 1989 Trust Agreement established separate irrevocable Gift Trusts f/b/o the children of Thomas and Gail Dooley dated March 7, 1989.